SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2004

(Exact name of registrant as specified in its charter)
Kentucky (State or other jurisdiction of incorporation or organization)	0-1469 (Commission File Number)	61-0156015 (IRS Employer Identification No.)
700 Central Avenue, Louisville, Kentucky 40208
(Address of principal executive offices)
(Zip Code)

(502)-636-4400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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CHURCHILL DOWNS INCORPORATED

INDEX

Item 7.	Financial Statements and Exhibits
.	(c) Exhibits (furnished pursuant to Item 12)
Exhibit 99.1 Earnings release conference call transcript, dated May 5, 2004.
Item 12.	Results of Operations and Financial Condition
Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the earnings press release conference call transcript, dated May 5, 2004, reporting the Registrant's financial results for the first quarter of 2004.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CHURCHILL DOWNS INCORPORATED
May 14, 2004	/s/Michael E. Miller
Michael E. Miller Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

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